Exhibit 10.12

Execution Version

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 19, 2020, by and among Clearwater Analytics, LLC (the “Borrower”), Carbon Analytics Acquisition LLC (“Holdings”), the other Guarantors party hereto, Ares Capital Corporation, as Administrative Agent, Lender and Issuing Lender and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of September 1, 2016 (as amended by the First Amendment to Credit Agreement, dated as of December 23, 2016, as further amended by the Second Amendment to Credit Agreement, dated as of March 23, 2018, as further amended by the Third Amendment to Credit Agreement, dated as of July 3, 2019, as further amended by the Fourth Amendment to Credit Agreement, dated as of December 3, 2019 and as further amended, restated, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement, as amended by this Amendment);

WHEREAS, the Borrower has requested that the Lenders party hereto and set forth on Schedule I hereto (collectively, the “Incremental Lenders”) provide to the Borrower (x) Incremental Term Commitments in an aggregate amount up to $203,000,000 (such Incremental Term Commitments, the “Incremental Term Commitments” and the Incremental Lenders providing such Incremental Term Commitments, the “Incremental Term Lenders”) to make Incremental Term Loans thereunder (such Incremental Term Loans, the “Incremental Term Loans”), the proceeds of which shall be used to fund the Fifth Amendment Transactions (as defined below) together with the documentation of this Amendment and (y) Incremental Revolving Credit Commitments in an aggregate amount of $10,000,000 (such Incremental Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”, and the Incremental Lenders providing such Incremental Revolving Credit Commitments, the “Incremental Revolving Credit Lenders”). The incurrence of the Incremental Term Loans and Incremental Revolving Credit Commitments, the consummation of the Fifth Amendment Funding Date Dividend, the New Investor Transaction (as defined in the attached Exhibit A) and the payment of fees and expenses in connection in each case therewith and hereunder are collectively referred to as the “Fifth Amendment Transactions”;

WHEREAS, each Incremental Term Lender is willing to extend an Incremental Term Commitment and make an Incremental Term Loan in the principal amount set forth opposite its name on Schedule I hereto and each Incremental Revolving Credit Lender is willing to extend Incremental Revolving Credit Commitments in the amount set forth opposite its name on Schedule I hereto, in each case, on the terms and conditions contained herein;

WHEREAS, the Credit Parties have requested, and the Administrative Agent and the Lenders party hereto (which constitute (i) “Required Lenders”, other than with respect to the Specified Amendment (as defined below) and (ii) all Lenders directly affected thereby with respect to the amendments to the definitions of “Tranche B Maturity Date” and “Revolving Credit Termination Date” (such amendments, collectively, the “Specified Amendment”)) have agreed, to amend certain provisions of the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1.     Incremental Term Loans.

a)     Subject to the terms and conditions set forth herein, each Incremental Term Lender agrees, severally and not jointly, to make Incremental Term Loans in Dollars to the Borrower on the Fifth Amendment Funding Date in a principal amount equal to the amount set forth opposite the name of such Incremental Term Lender on Schedule I hereto; provided, that notwithstanding anything to the contrary in the Credit Documents, prior to the incurrence of Incremental Term Loans on the Fifth Amendment Funding Date, each Incremental Term Lender shall be entitled to amend Schedule I hereto to reallocate its Incremental Term Commitment among its Affiliates and Approved Funds. Amounts paid or prepaid in respect of the Incremental Term Loans may not be reborrowed.

b)     The terms of the Incremental Term Loans shall be as set forth in the Credit Agreement, as amended by this Amendment. Notwithstanding anything to the contrary in the Credit Agreement, the Incremental Term Loans shall initially be LIBOR Loans that have a LIBOR Period equal to the remaining duration of the LIBOR Period then applicable to the Tranche B Term Loans outstanding on the Fifth Amendment Funding Date, and thereafter may be converted or continued as set forth in Section 4.2 of the Credit Agreement, as amended by this Amendment.

c)     The Incremental Term Commitments shall automatically terminate on the earlier of (i) the making of the Incremental Term Loans on the Fifth Amendment Funding Date and (ii) 5:00 p.m., New York City time, on October 31, 2020 (the “Fifth Amendment Commitment Termination Date”).

d)     Pursuant to Section 2.3 of the Credit Agreement, (i) the Incremental Term Loans (A) shall constitute Obligations and have all of the benefits thereof and (B) shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Credit Agreement or any other Credit Document, and (ii) each Incremental Term Lender shall have all of the rights, remedies, privileges and protections applicable to the Lenders under the Credit Agreement and the other Credit Documents.

2.     Incremental Revolving Credit Commitments.

a)     Subject to the occurrence of the Fifth Amendment Funding Date, each Incremental Revolving Credit Lender agrees, severally and not jointly, to make available to the Borrower the Incremental Revolving Credit Commitments on the Fifth Amendment Funding Date in an aggregate amount equal to the amount set forth opposite the name of such Incremental Revolving Credit Lender on Schedule I hereto; provided, that notwithstanding anything to the contrary in the Credit Documents, prior to the incurrence of Incremental Revolving Credit Loans on the Fifth Amendment Funding Date, each Incremental Revolving Credit Lender shall be entitled to amend Schedule I hereto to reallocate its Incremental Revolving Credit Commitment among its Affiliates and Approved Funds.

b)     The terms of the Incremental Revolving Credit Commitments shall be as set forth in the Credit Agreement, as amended by this Amendment. Notwithstanding anything to the contrary in the Credit Agreement, the Incremental Revolving Credit Commitments shall constitute “Revolving Credit Commitments” under the Credit Agreement and any Loans made in respect of the Incremental Revolving Credit Commitments shall constitute “Revolving Credit Loans”.

c)     The Incremental Revolving Credit Lenders’ commitment to extend the Incremental Revolving Credit Commitments shall automatically terminate on the earlier of (i) the extension of the Incremental Revolving Credit Commitments on the Fifth Amendment Funding Date and (ii) the Fifth Amendment Commitment Termination Date.

d)     Pursuant to Section 2.3 of the Credit Agreement, (i) the Incremental Revolving Credit Commitments (A) shall constitute Obligations and have all of the benefits thereof and (B) shall be secured by the Liens granted to the Administrative Agent for the benefit of the Secured Parties under the Credit Agreement or any other Credit Document, and (ii) each Incremental Revolving Credit Lender shall have all of the rights, remedies, privileges and protections applicable to the Lenders under the Credit Agreement and the other Credit Documents.

3.     Amendments to Credit Agreement. Upon the occurrence of the Fifth Amendment Funding Date (as hereinafter defined), each of the Credit Agreement and Exhibit C to the Credit Agreement is hereby automatically amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement and Exhibit C to the Credit Agreement attached hereto as Exhibit A and made a part hereof for all purposes.

4.     Conditions to Effectiveness. This Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

a)     the Administrative Agent shall have received this Amendment executed and delivered by the Borrower, the other Credit Parties, the Administrative Agent, the Incremental Term Lenders, the Required Lenders (with respect to the amendments other than the Specified Amendment) and each Lender (with respect to the Specified Amendment) under the Credit Agreement.

5.     Fifth Amendment Funding Date. The obligations of (i) the Incremental Term Lenders to provide to the Borrower Incremental Term Commitments and to make Incremental

Term Loans thereunder and (ii) the Incremental Revolving Credit Lenders to provide to the Borrower Incremental Revolving Credit Commitments are subject to the receipt by the Administrative Agent of all documentation listed below and the satisfaction (or waiver) of all other conditions listed below in accordance with the terms herein (the date on which all such conditions are satisfied or waived, the “Fifth Amendment Funding Date”):

a)     the Fifth Amendment Effective Date shall have occurred;

b)     the Administrative Agent shall have received from the Borrower payment in immediately available funds of (i) all accrued costs, fees and expenses (in the case of legal fees and expenses, limited to the reasonable fees, expenses and other charges of one outside counsel) reimbursable pursuant to the terms of the Credit Agreement and the Fifth Amendment Fee Letter, dated as of the Fifth Amendment Effective Date, by and among the Borrower, Ares Capital and Golub Capital LLC (the “Fee Letter”), in each case, to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Funding Date, (ii) all fees required to be paid by the Borrower on the Fifth Amendment Funding Date pursuant to the Fee Letter and (iii) a non-refundable amendment fee, for the ratable account of each Lender executing this Amendment, equal to 0.50% of the aggregate principal amount of such Lender’s Term Loans and Revolving Credit Commitments outstanding immediately prior to the occurrence of the Fifth Amendment Funding Date;

c)     the Administrative Agent shall have received with respect to each of Borrower and Holdings such certificates of good standing (to the extent such concept exists in the relevant jurisdiction and only to the extent it is customary for such certificates to be delivered in similar transactions in the relevant jurisdiction) from the applicable secretary of state of the state of organization of each of Borrower and Holdings, certificates of resolutions or other corporate or limited liability company action, incumbency certificates and/or other certificates of Responsible Officers of each of Borrower and Holdings evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

d)     the Administrative Agent shall have received a written opinion from Kirkland & Ellis LLP dated as of the Fifth Amendment Funding Date and in form and substance reasonably satisfactory to the Administrative Agent;

e)     the Administrative Agent shall have received a duly completed Borrowing Notice for the Incremental Term Loans prior to 11:30 a.m., New York City time, three (3) Business Days prior to the Fifth Amendment Funding Date (or such later time as agreed by the Administrative Agent in its sole discretion);

f)     the Administrative Agent shall have received (i) a certificate of a financial officer of the Borrower, in substantially the form attached as Exhibit L to the Credit Agreement, certifying that the Borrower and its Subsidiaries, on a consolidated basis, after giving effect to the Fifth Amendment Transactions, are Solvent and (ii) a certificate of a Responsible Officer of the Borrower dated the Fifth Amendment Funding Date certifying to the representations and warranties in Sections 6(c) and 6(d) below; provided, that by funding the Incremental Term Loans and/or extending the Incremental Revolving Credit Commitments, as applicable, each Incremental Lender shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 5.

6.     Representations and Warranties. Each of the Borrower, Holdings and the other Credit Parties hereto hereby represents and warrants to the Administrative Agent that:

a)     on and as of the Fifth Amendment Effective Date, (i) it has all requisite corporate or limited liability company, as applicable, power and authority to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby, and (ii) this Amendment has been duly authorized, executed and delivered by it;

b)     this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such entity, enforceable against it in accordance with their respective terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

c)     each of the representations and warranties made by any Credit Party set forth in Section 5 of the Credit Agreement or in any other Loan Document are true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, in which case, it shall be true and correct in all respects) on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except to the extent any such representation and warranty itself is qualified by “materiality,” “Material Adverse Effect” or similar qualifier, in which case, it was true and correct (after giving effect to any such qualifier) in all respects) on and as of such earlier date); and

d)     on and as of the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

7.     Consent. Upon the occurrence of the Fifth Amendment Funding Date, the Administrative Agent and the Required Lenders hereby consent to the payment of the Fifth Amendment Funding Date Dividend.

8.     No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. This Amendment shall constitute a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

9.     Reaffirmation. Each of the Credit Parties, as debtor, grantor, pledgor, guarantor, collateral assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, as of each of the Fifth Amendment Effective Date and the Fifth Amendment Funding Date, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (b) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for, or otherwise guaranteed, the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, constitute a waiver of any provision of any of the Credit Documents or serve to effect a novation of the Obligations.

10.     Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart by facsimile or Adobe “pdf” file shall be effective as delivery of a manually executed counterpart.

11.     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

12.     Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

13.     Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.     Termination. If the Fifth Amendment Funding Date shall not have occurred by 11:59 pm New York, New York time on October 31, 2020, this Amendment shall automatically terminate and be of no further force and effect.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CLEARWATER ANALYTICS, LLC, as Borrower

By:	/s/ Jim Cox
Name:	Jim Cox
Title:	Chief Financial Officer

CARBON ANALYTICS ACQUISITION LLC, as Holdings

By:	Carbon Analytics Holdings LLC
Its:	Managing Member

By:	/s/ Eric J. Lee
Name:	Eric J. Lee
Title:	Chairman

CLEARWATER PROPERTY HOLDINGS, LLC, as a Guarantor

By: Clearwater Analytics, LLC
Its: Managing Member

By:	/s/ Jim Cox

Name:	Jim Cox
Title:	Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement]

ARES CAPITAL CORPORATION, as
Administrative Agent, Lender and Issuing Lender

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES CENTRE STREET PARTNERSHIP, L.P., as a Lender
By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES JASPER FUND, L.P., as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES ND CSF HOLDINGS LLC, as a Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC, as a Lender
By:	Ares Capital Management LLC, its account manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as a Lender
By:	Ares Management LLC, its investment subadvisor
By:	Ares Capital Management LLC, as subadvisor

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

ARES SDL HOLDINGS (U) INC., as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES SFERS HOLDINGS LLC, as a Lender
By: Ares Capital Management LLC, its servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ADF I HOLDINGS LLC, as a Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P., as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

FEDERAL INSURANCE COMPANY, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

GREAT AMERICAN INSURANCE COMPANY, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

BOWHEAD IMC LP, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

AN CREDIT STRATEGIES FUND, L.P., as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

CHIMNEY TOPS LOAN FUND, LLC, as a Lender
By:	Ares Capital Management LLC, its Account Manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES DIRECT FINANCE I LP, as a Lender
By:	Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

ARES DIVERSIFIED CREDIT STRATEGIES FUND (S), L.P., as a Lender
By: Ares Management LLC, its investment manager
By: Ares Capital Management LLC, its sub-advisor

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

BLUE EAGLE 2020-1A, LLC, as a Lender
By: Global Atlantic Financial Company, its collateral manager
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

ARES JASPER FUND HOLDINGS, LLC, as a Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

ARES SENIOR DIRECT LENDING PARALLEL FUND (U) B, L.P., as a Lender
By: Ares Capital Management LLC, its investment manager

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

DIVERSIFIED LOAN FUND – PRIVATE DEBT A S.a r.L, as a Lender
By: Ares Management Limited, its portfolio manager
By: Ares Capital Management LLC, its subadvisor

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

SA REAL ASSETS 20 LIMITED, as a Lender
By: Ares Management LLC, its investment manager
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

SDL FINANCE 1 LP, as a Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

SDL FINANCE 2 LP, as a Lender
By: Ares Capital Management LLC, as servicer

By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement]

AO MIDDLE MARKET CREDIT L.P., as a Lender

by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

AO MIDDLE MARKET CREDIT FINANCING L.P.,
By: AO Middle Market Credit Financing GP Ltd., its general partner

By:	/s/ K. Patel
Name:	K. Patel
Title:	Director

By:	/s/ Jeremy Ehrlich
Name:	Jeremy Ehrlich
Title:	Director

GCIC CLO II LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 16(M)-R, Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 17(M)-R, Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 18(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

Golub Capital Partners CLO 24(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 25(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 31(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 33(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

Golub Capital Partners CLO 34(M)-R, Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 36(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 38(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital Partners CLO 44(M), Ltd., as a Lender
By: GC Advisors LLC, its agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

Golub Capital BDC CLO 2014 LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital BDC CLO III LLC, as a Lender
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital PEARLS Direct Lending Program, L.P., as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

Golub Capital BDC Holdings LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

GC Finance Operations LLC, as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCIC Funding LLC, as a Lender
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCIC Holdings LLC, as a Lender
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

GCP Finance 6 Ltd., as a Lender
By: GC Advisors LLC, as agent

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]

GC Finance Operations Multicurrency, LLC, as a Lender
By: GC Finance Operations II, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Robert G. Tuchscherer
Name:	Robert G. Tuchscherer
Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement]